TherapeuticsMD 8-K

Investor Presentation June 2013 COPYRIGHT 2013 by TherapeuticsMD

This presentation includes forward - looking statements covered by the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including predictions, estimates, and other information that might be considered forward - looking. While these forward - looking statements represent TherapeuticsMD, Inc.’s (“TherapeuticsMD,” “we,” “us,” and “our”) current judgment on what the future holds, they are subject to risks and uncertainties, many of which are outside our control, that could cause actual results to differ materially from the results discussed in the forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward - looking statements in light of new information, future events, or otherwise. Throughout this presentation, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review our most recent Form 10 - K and our other filings with the Securities and Exchange Commission, for a more complete discussion of these factors and other risks, particularly under the heading “Risk Factors.” A PDF copy of our SEC filings, press releases and financial tables can be viewed and downloaded on the TherapeuticsMD website: www.therapeuticsmd.com/InvestorRelations.aspx . 1 Forward - Looking Statements

Company Overview 2

3 TXMD Company History Founded in May of 2008 Originally a prenatal vitamin company Recently listed on NYSE MKT under “TXMD” Shares outstanding: approximately 130 million Approximately $40 million in cash; no long - term debt Strong board with blue - chip institutional h olders Gov. Tommy Thompson , Jules Musing, Ernest Mario (investor)

Innovative Women's Healthcare Company

- **Two late-stage 505(b)(2) proposed hormone therapy ("HT") products targeting a multi-billion dollar U.S. market** (1)(2)
  - Bioidentical combination of estradiol + progesterone and lower-dose bioidentical progesterone
  - Set to begin pivotal Phase 3 clinical trials

	2013E	2014E	2015E	2016E	U.S. Sales (est.)($mm) (1)(2)
Combination: 17β Estradiol + Progesterone					**$2,000**
Oral Progesterone					**$300**

- **Novel estradiol pipeline product in development**

17β Estradiol in VagiCap™					**$800**

Phase 3 Plan **Expect to File NDA and PDUFA**

TherapeuticsMD

(1) Phast Prescription Monthly by Source Healthcare Analytics.
(2) Estimates per: Dr. Loyd Allen Jr., Editor-in-Chief of the International Journal of Pharmaceutical Compounding; Tom Murry, Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian, Consultant on Gynecology and Women's Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society ("NAMS").

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5 History of Hormone Therapy 2002 Women’s Health Initiative (WHI) Study Lower doses = lower side effect profile Estrogen + Progestin ( Prempro ) arm had a 22% increase in breast cancer vs. Estrogen alone arm Resulting Hormone Prescribing Trends Start with the lowest effective dose Progesterone (bioidentical) popularity over Progestins (non - bioidentical) Bioidentical (exact molecular structure of human Estrogen and Progesterone) sales sky rocket

HT Combination Market Landscape

Sales of *FDA approved* oral combination estrogen + **progestin** products

Average WAC Price $185.09(3)


$468 MM (1)(2)
$1,500 MM (3)(4)

U.S. Sales (est.)

Compounding pharmacy **sales of unapproved estradiol + progesterone**

Average Selling Price $46.89(5)

☑ **Significant demand**

(1) Phast Prescription Monthly by Source Healthcare Analytics.
(2) Based on last twelve months sales through June 30, 2012, and estimated sales from July 1 through December 31, 2012.
(3) Estimate per Wulf Utian, Executive Director Emeritus and Honorary Founding President of NAMS.
(4) Dr. Loyd Allen Jr., Editor-in-Chief of the International Journal of Pharmaceutical Compounding, stated the U.S. drug compounding market is $10-$12 billion; and Tom Murry, Executive Director of the Pharmaceutical Compounding Accreditation Board, said HT for post-menopausal women is by far the largest of four primary segments served by the compounding industry.
(5) 134 Compounding Pharmacies Survey in 34 States

TherapeuticsMD

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Bioidentical Progesterone vs. Non-Bioidentical Progestin

- The Market understands the benefits of bioidentical HT

Side Effect [1]	Bioidentical Natural Progesterone	Non-Bioidentical Progestins (MPA, NETA, drosperinone)
Breast cancer	More favorable profile (E3N-EPIC study)	Increased risk
Cardiovascular	More favorable profile (PEPI trial)	Increased risk of MI, stroke, VTE
Lipid profile	More favorable profile (PEPI trial)	Less favorable effects on lipid profile (cholesterol, HDL, LDL, triglycerides)
Glucose / insulin	Improved carbohydrate metabolism (PEPI trial)	Deterioration of glucose tolerance or hyperinsulemia or both
Sleep / mood	Improved sleep efficiency [2]	No benefit on sleep properties
Quality of life	**Improvement in symptoms and overall satisfaction with bioidentical progesterone HT compared to MPA regimen** [3]	

TherapeuticsMD

(1) Alone or in combination with estrogen.
(2) Caufriez, Anne, Rachel Leproult, Mireille L'Hermite-Bale´riau, Myriam Kerkhofs, and Georges Copinschi. "Progesterone Prevents Sleep Disturbances and Modulates GH, TSH, and Melatonin Secretion in Postmenopausal Women." J Clin Endocrinol Metab 96.4 (2011): 614-23.
(3) Fitzpatrick, Pace, and Witta. "Comparison of Regimens Containing Oral Micronized Progesterone or Medroxyprogesterone Acetate on Quality of Life in Postmenopausal Women: A Cross-Sectional Survey." J Womens Health Gend Based Med 9.4 (2000): 381-87.

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8 □ Meet PK 505(b)(2) thresholds x Novel Drug Design Combination of Estradiol + P rogesterone RLD = Reference Listed Drug API = Active Pharmaceutical Ingredient Converted (API) from solid / crystalline to a New Liquid Drug Form Estrace (RLD) is a tablet — 0.5 mg, 1.0 mg, and 2.0 mg Prometrium (RLD) is in suspension — 100 mg and 200 mg New solubilized drug form Achieves FDA requirements of uniformity and stability Improved functional effects of API(s) Enabling new combinations, routes, and dosages

9 Building an Extensive Patent Estate Novel Drug Form Based Approach Solubilized API in combination and stand - alone drug products for HT indications Enabling p latform technology for delivery of bioidenticals to variety of dosage forms and routes of administration (softgel oral, suppository, transdermal , etc.) Multi - layered Patent Strategy Novel dosage forms, improved PK profiles (lowest effective dose, increased bioavailability) relative to RLD, reduced side effect profile, and formulation advancements (solvent systems, chemical stability, ratios, ranges, and functional effects)

10 Senate HELP Bill 959 on Compounding New England Compounding Center Response to Meningitis outbreak, killed 50 and made over 700 patients sick Multiple other cases of unsafe drug sales by other compounding pharmacies Senate Bill Highlights (1) Establishes clear FDA oversight funded by compounding pharmacy registration fees “Prohibits compounding of certain drug products, including those identified by regulation as being demonstrably difficult to compound (such as complex dosage forms and biologics), marketed FDA - approved drugs that are not in shortage” (1) http ://www.help.senate.gov/imo/media/Compounding_Draft_One_Pager_FINAL.pdf

11 Market Forces Converge External market changing events WHI Proposed legislative changes Internal s cientific breakthrough Significant shifts favor TXMD

12 Why Hormone Therapy? HT is projected to be the largest growth segment in the overall women’s health drug market Demographics driving strong growth fundamentals By 2015, nearly half the women in America will be of menopausal age (1) Women will spend more than a third of their life in menopause and post - menopause Very attractive commercial dynamics Segment of the market that lacks innovation Relatively little promotional activity in the space Opportunity to capture market share (1) U.S. Census Bureau.

Combination Product 13

14 Phase 3 Trial Study: 12 month study with 12 week VMS Sites: ~50 Subjects: 1,550 − 4 active arms (350 per arm) − 1 placebo arm (150) Estimated cost: $20 - $25 million Endpoints − Vasomotor: number and severity of hot flashes (4 week and 12 weeks) − Endometrial safety: incidence of endometrial hyperplasia (12 months) □ Conduct Phase 3 study TX 12 - 001HR Combination — Proposed Phase 3 Study x Combination of Estradiol + P rogesterone 2012 2013E 2014E 2015E 2016E Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Filed IND Pilot PK Studies Pivotal PK Studies NDA and PDUFA Phase 3 Vasomotor and Endometrial Protection Study TX 12-001HR Combination 17β Estradiol + Progesterone File IND Update & Phase 3 Protocol

n = 62 15 95% Upper Confidence Limit for PK Parameter Prometrium = R1 Prometrium = R2 TXMD = T Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 1.16 1.179 - 0.785 AUC 0 - t 1.05 0.956 - 0.542 Progesterone Results (1) (1) Semilog plots of mean plasma concentrations over time for Progesterone. TX 12 - 001HR Estradiol 2 mg / Progesterone 200 mg (combination) vs. Estrace ® 2 mg + Prometrium ® 200 mg (separate tablets)

1 10 100 0 5 10 15 20 25 30 35 40 45 50 Time (hr) Treatment=R1 Treatment=R2 Treatment=T N=62 17 β Estradiol Results (1) n = 62 95% Confidence Interval for PK Parameter 16 Estrace = R1 Estrace = R2 TXMD = T TX 12 - 001HR Estradiol 2mg / Progesterone 200 mg (combination ) vs. Estrace ® 2m g + Prometrium ® 200 mg (separate tablets) Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 0.88 0.344 - 0.040 AUC 0 - t 0.93 0.409 - 0.089 (1) Semilog plots of mean plasma concentrations over time for Free Estradiol.

Drug Improvement General Benefits Patient Benefits Receive FDA approved indication FDA indication / safety and quality assurance Insurance coverage Safety , quality, and stability New lower effective doses Reduced blood levels Better side effect profile Improved safety Improved safety profile vs. non - bioidentical progestin Reduced breast cancer risk Improved cardiovascular and lipid profile Confidence in treatment regimen No peanut oil Non - allergenic Excellent for all patient profiles No worries about potential allergies Combined pill vs. 2 pill s (E+P sold separately today) Less risk of dosing errors One co - pay Increased compliance 17 TX 12 - 001HR Combination Potential Benefits Note: Potential improvements and benefits, if approved.

FDA Approved Products in Use Lack Innovation

- All FDA approved products in use contain ***non-bioidentical*** progestins

Product	Progestin	U.S. Sales (est.) ($mm)	Intl Sales ($mm) (4)	Company
17β Estradiol + NETA / Drospirenone (Activella / FemHRT / Angeliq / others)	*Non-bioidentical*	$178 (1)(2)		Warner Chilcott, novo nordisk, Bayer
Premarin + MPA (Prempro / Premphase)	*Non-bioidentical*	290 (1)(2)		Pfizer
Estradiol + Progesterone (custom compounded)	Untested Bioidentical	1,500 (3)		Not FDA approved
Total Oral Combination Sales		$1,968	$489	

Notes: All FDA approved combination products in use contain a non-bioidentical progestin.
(1) Phast Prescription Monthly by Source Healthcare Analytics.
(2) Based on last twelve months sales through June 30, 2012, and estimated sales from July 1 through December 31, 2012.
(3) Estimate per Wulf Utian, Executive Director Emeritus and Honorary Founding President of NAMS.
(4) IMS Data

TherapeuticsMD

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19 New Lower Dose Progesterone

Phase 3 Trial Trial: 2 studies; 12 days, 3 cycles Sites: 10 - 15 each Subject: 180 − 3 arms (60 per arm) Estimated cost: $5 - $8 million RLD = 400 mg Endpoints − Withdrawal bleeding and secretory change 20 TX 12 - 002HR Progesterone — Proposed Phase 3 Study 2012 2013E 2014E 2015E 2016E Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Filed IND Pilot PK Study Pivotal PK Studies File NDA and PDUFA Two Phase 3 Amenorrhea Studies 12 Days & 3 Cycles TX12-002HR Progesterone File IND Update & Phase 3 Protocol Progesterone

Conducted PK studies in accordance with FDA requirements TXMD 150 mg test dose found to be bioequivalent to 200 mg Prometrium ® Summary evaluations of baseline - corrected Progesterone results for a theoretical 150 mg test capsule vs. 200 mg Prometrium ® capsule 21 Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 1.03 1.133 - 0.747 AUC 0 - t 0.96 0.891 - 0.465 TX 12 - 002HR Progesterone Candidate

Drug Improvement General Benefits Patient Benefits New lower effective doses Lower first - pass metabolites Better side effect profile Less somnolence Improved safety Improved safety profile vs. non - bioidentical progestin Reduced breast cancer risk Improved cardiovascular profile Improved lipid profile Confidence in treatment regimen No peanut oil Non - allergenic Excellent for all patient profiles No worries about potential allergies 22 TX 12 - 002HR Progesterone — Potential Benefits Note: Potential improvements and benefits, if approved.

Product Progestin U.S. Sales (est.) ($mm) (1)(2) INTL Sales (3) Company Generic Available Provera ® ( medroxyprogesterone acetate) Non - bioidentical $26 x Aygestin ® (norethindrone acetate) Non - bioidentical 45 x Prometrium ® (micronized progesterone) Bioidentical 247 x Total Oral Progestin Sales $318 $600 23 (1) Phast Prescription Monthly by Source Healthcare Analytics . (2) Based on last twelve months sales through June 30, 2012, and estimated sales from July 1 through December 31, 2012 . (3) IMS Data Natural Progesterone Dominates

24 Other Programs

TX 12-004HR Estradiol Product—Vulvar / Vaginal Atrophy

Product	Compound	U.S. Sales (est.) ($mm) (1)(2)	Problems
Premarin® Cream	Conjugated equine vaginal estrogen	$265	Equine source Non-bioidentical Messy Reusable plungers
Vagifem® Tablets Estrace® Cream	Vaginal estradiol	$558	Messy Reusable plungers Difficult to use Continuous-use mechanical device
Total Sales		$823	

TherapeuticsMD

(1) Phast Prescription Monthly by Source Healthcare Analytics.
(2) Based on last twelve months sales through June 30, 2012, and estimated sales from July 1 through December 31, 2012.

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Phase 3 Trial Trial: 12 weeks Sites: 30 - 40 Subjects: 375 - 400 − 2 active arms (150 per arm) − 100 placebo Endpoints − Cell change − Lowering of pH − Lowering of most bothersome symptoms 26 TX 12 - 004HR Proposed Estradiol Vaginal Suppository — Proposed Phase 3 Study Estradiol 2013E 2014E 2015E 2016E Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Expect to File IND File NDA NDA Approval Pilot PK Study Pivotal PK Studies File NDA and PDUFA Phase 3 Clinical Vulvar & Vaginal Atrophy TX 12-004HR 17β Estradiol in a VagiCap File IND Update & Phase 3 Protocol ™

Experienced Management and Drug Development Team

Management

Robert Finizio
Chief Executive Officer

vitaMed	HT	Corporate		
John Milligan *President*	**Julia Amadio** *Chief Product Officer*	**Dan Cartwright** *Chief Financial Officer*	**Dr. Brian Bernick** *Chief Medical Officer and Director*	**Jason Spitz** *Vice President, Marketing*

Board of Directors and Investors

Tommy Thompson *Chairman* *Former Sec HHS & Gov of Wisc*	**Cooper Collins** *Director* *CEO, Pernix*	**Nick Segal** *Director* *Seavest Capital Partners*	**Mario Family Partnership** *Investor* *Ernest Mario Former CEO of Glaxo*	**Jules Musing** *Former Sr. Executive Johnson & Johnson*

Drug Development Team

- **Julia Amadio and James Pickar, M.D., F.A.C.O.G.**
  - Led development and launch of Prempro®, Premphase®, CombiPatch®, Alesse®, and Crinone®, among others
- **Lisa Rarick, M.D. and Daniel Shames, M.D.**
  - Former division Director of Reproductive and Urologic Products for FDA CDER
- **Fred Sancilio, Ph.D.**
  - Former founder and president of AAI and the innovator of multiple hormone products
- **Steve Fontana, J.D.**
  - Author of the original estradiol patents
- **Bill Mulholland, J.D.**
  - Lead patent attorney; previously, IP counsel at Pfizer

Proven team with a successful track record of creating shareholder value and developing some of the most successful products in the HT and birth control space

TherapeuticsMD
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28 Potential Milestones 2012 2013E 2014E 2015E 2016E Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Filed IND Pilot PK Studies Pivotal PK Studies NDA and PDUFA Phase 3 Vasomotor and Endometrial Protection Study Filed IND Pilot PK Study Pivotal PK Studies File NDA and PDUFA Two Phase 3 Amenorrhea Studies 12 Days & 3 Cycles File IND Expect to File IND File NDA NDA Approval Pilot PK Study Pivotal PK Studies File NDA and PDUFA Phase 3 Clinical Vulvar & Vaginal Atrophy TX 12-001HR Combination 17β Estradiol + Progesterone TX12-002HR Progesterone TX 12-004HR 17β Estradiol in a VagiCap File IND Update & Phase 3 Protocol File IND Update & Phase 3 Protocol File IND Update & Phase 3 Protocol

29 Investment Highlights 1 Novel late - stage hormone therapy candidates 2 Clear pivotal trial endpoints / low risk regulatory pathway 3 Compelling, growing market opportunity, especially with recent concerns regarding compounders 4 Recently c ompleted $50 million equity financing 5 Robust, growing patent estate